                          SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                   ------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JULY 31, 2000
                                                        ------------------


                                CORECOMM LIMITED
                -------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


Bermuda                                0-24521                13-4068932
-------------------------------------------------------------------------------
(State or Other Jurisdiction        (Commission             (IRS Employer
  of Incorporation)                  File Number)            Identification No.)



Cedar House, 41 Cedar Avenue, Hamilton, Bermuda             HM 12
------------------------------------------------------------------------------
(Address of Principal Executive Offices)                   (Zip Code)


Registrant's Telephone Number, including area code (441) 295-2244
                                                  ----------------



           -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.   Other Events.
-------   -------------

     On July 31, 2000, CoreComm Limited and ATX Telecommunications Services, Inc., entered into an amendment to the terms of their merger agreement. The principle changes set forth in that amendment are as follows:

     - The composition of the non-stock consideration payable to current ATX stockholders (a total of $150 million) was changed from permitting up to $70 million of that $150 million to be paid (at CoreComm's option) in the form of two-year senior notes bearing interest at an annual rate beginning at 8% and rising to 15.5% to permitting up to $110 million of that $150 million to be paid (at CoreComm's option) in the form of three-year senior notes (the "Three-year Senior Notes") bearing interest at a fixed annual rate expected to be approximatley 6.47%.

     - The principle terms of the Three-year Senior Notes were amended to provide that post-merger CoreComm:

               (1) may pay interest in the form of publicly-tradeable common stock;

               (2) may voluntarily prepay the Three-year Senior Notes at a discount; and

               (3) must use the proceeds of certain future financings to repay the Three-year Senior Notes.

     - CoreComm has agreed to fund ATX's budgeted capital expense obligations after July 31, 2000 and to provide a letter of credit to ATX and to forgive those advances and credit enhancements if the ATX merger is not completed under certain circumstances.

     - Certain purchase price adjustments related to working capital calculations have been amended.

     - Up to an additional $9 million of Three-year Senior Notes will be issued to the current ATX stockholders if any Three-year Senior Notes form part of the $150 million non-stock consideration.

     -    The form of registration rights agreement was amended.

     - The principle terms of the convertible preferred stock were modified to provide for:

               (1) an escalating dividend rate rather than a fixed 3% annual dividend rate in the event the Three-year Senior Notes are issued and not repaid by certain times;

               (2) a reduction in the conversion price if any Three-year Senior Notes are issued; and

               (3) a mechanism for adjusting the conversion price based on the amount of Three-year Senior Notes repaid as of the six-month anniversary of the completion of the ATX merger.


Item 7.   Financial Statements and Exhibits.
-------   ----------------------------------

                  Exhibits

99.1            Amendment No. 3

                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                CORECOMM LIMITED
                                (Registrant)


                                By: /s/ Richard J. Lubasch
                                ----------------------------
                                Name:   Richard J. Lubasch
                                Title:  Senior Vice President, General Counsel
                                         and Secretary



Dated:   August 3, 2000

                                  EXHIBIT INDEX
                                  -------------


Exhibit                                                                  Page
-------                                                                  ----

99.1            Amendment No. 3